UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 17, 2005

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 440
Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01               OTHER EVENTS.

On August 17, 2005, Precision Castparts Corp. issued a press release announcing that its Board of Directors approved a two-for-one split of its common stock in the form of a stock dividend.  Shareholders of record as of August 29, 2005 will receive one additional share of common stock for every share owned. The additional shares will be issued on September 8, 2005. The Board also set September 16, 2005 as the record date for the quarterly dividend, to be paid on October 3, 2005, in the amount of $0.03 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	August 18, 2005	By:	/s/ William D. Larsson
		Name:	William D. Larsson
		Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by Precision Castparts Corp. on August 17, 2005 announcing that its Board of Directors approved a two-for-one split of its common stock.